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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the inclusion in this registration statement on Amendment No. 5 to Form SB-2 (File No. 333-17753) of our report dated January 17, 1997 on our audits of the financial statements of Apex PC Solutions, Inc. We also consent to the reference to our firm under the caption "Experts."


                                          Coopers & Lybrand L.L.P.


Seattle, Washington
February 18, 1997